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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2000



                            INTERNETSTUDIOS.COM, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                       000-27363               13-4009696
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)



           1351 4th Street, Suite 227, Santa Monica, California 90401
                     (Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 394-4025


                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective April 18, 2000, InternetStudios.com, Inc., a Nevada corporation (the "Company"), dismissed LaBonte & Co. ("LaBonte") as the Company's independent accountants, and engaged PricewaterhouseCoopers LLP ("PwC") as the Company's new independent accountants. The dismissal of LaBonte and the retention of PwC were approved by the Company's Board of Directors.

         Prior to the engagement of PwC, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

         LaBonte audited the Company's financial statements for the years ended December 31, 1999 and 1998. LaBonte's reports for each of such periods did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except as to the comments by auditors for U.S. readers on Canada-United States reporting differences regarding the Company's ability to continue as a going concern.

         During the period from January 1, 2000 to April 18, 2000 and the years ended December 31, 1999 and 1998, there were no disagreements with LaBonte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LaBonte, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 1999 and 1998 and the subsequent interim periods through April 18, 2000.

         The Company has provided LaBonte with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of LaBonte's letter is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  RESULTS

        c.        Exhibits:


        EXHIBIT
        NUMBER                              DESCRIPTION
        -------                             -----------
        16.1                                Letter from LaBonte & Co. addressed
                                            to the Securities and Exchange
                                            Commission

                                      2

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTERNETSTUDIOS.COM, INC.
                                        ---------------------------------------
                                              (Registrant)




Date:  April 21, 2000                   By:  /s/ STEVEN FREDERICKS
                                             ----------------------------------
                                              Steven Fredericks
                                              Acting President and Chief
                                              Financial Officer


                                      3

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
16.1                       Letter from LaBonte & Co.
                           addressed to the Securities and
                           Exchange Commission


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